Exhibit 10

                                 AMENDMENT NO. 3
                                       TO
                        THE GUARANTEE LIFE COMPANIES INC.
                          1994 LONG TERM INCENTIVE PLAN


     RESOLVED, that The Guarantee Life Companies Inc. 1994 Long Term Incentive Plan (the "Plan") adopted on December 15, 1994, by the Board of Directors of The Guarantee Life Companies Inc. (the "Company"), adopted on December 15, 1994, by Guarantee Mutual Life Company, as the sole shareholder of the Company, and amended on April 6, 1995, and November 14, 1996, by the Board of Directors of the Company be, and it hereby is, amended as follows: Section 4.1 is amended to increase the total number of Shares available for grant under the Plan to 1,345,828, effective upon approval of the increase by shareholders of the Company; and further, that the increase be submitted to the shareholders of the Company for consideration and approval at the Annual Meeting of Shareholders to be held May 8, 1997.


                                      12